Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On August 15, 2025, mF International Limited established two subsidiaries, CAT Strategy Limited and Master Info Limited. CAT Strategy Limited was incorporated as a limited liability company in Hong Kong Special Administrative Region with a share capital of HK$1 (US$0.01). Master Info Limited was incorporated as a limited liability company in the British Virgin Islands with 50,000 ordinary shares authorized at a par value of US$1 per share. The share capital of Master Info Limited upon formation is US$1. Both entities are wholly owned by mF International Limited.
On August 26, 2025, the Company entered into an unsecured term loan agreement with Fire Lucky Investment Co., Ltd. (the “Loan Agreement”), the controlling shareholder of the Company (“Fire Lucky”), pursuant to which Fire Lucky agreed to lend the Company $1,000,000 (the “Loan”). The Loan bears interest at the rate of 5% per annum, payable upon maturity of the Loan, matures on December 25, 2025, and is prepayable without penalty upon at least ten business days’ written notice to Fire Lucky. As a related party transaction, the Loan was approved by the Company’s audit committee and its board of directors on August 25, 2025.
The Company evaluated all events and transactions that occurred after June 30, 2025 up through the date the Company issued the unaudited condensed consolidated financial statements. Other than the events disclosed above, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s unaudited condensed consolidated financial statements.